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                                                                     EXHIBIT 4.1

INCORPORATED UNDER THE LAWS                                     COMMON STOCK
 OF THE STATE OF DELAWARE
                                                            PAR VALUE $0.01 EACH


----------------                                                ----------------
     NUMBER                                                           SHARES
  VL                             (GRAPHIC)                      **           **
----------------                                                ----------------

THIS CERTIFICATE IS TRANSFERABLE IN                           CUSIP 91913Y 10 0
  CHICAGO, IL AND NEW YORK, N.Y.                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                        (VALERO ENERGY CORPORATION LOGO)

This certifies that





is the owner of


            FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

Valero Energy Corporation (hereinafter referred to as the "corporation") transferable upon the books of the corporation by the holder hereof in person or by his duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar.

     Witness the facsimile signatures of its duly authorized officers.

Dated

                                                   Countersigned and Registered:
                                            COMPUTERSHARE INVESTOR SERVICES, LLC
                                                                  Transfer Agent
                                                                   and Registrar

    Wm E Greehey            Jay Browning         By   (ILLEGIBLE)

Chairman of the Board    Corporate Secretary                Authorized Signature

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[VALERO ENERGY CORPORATION LOGO]



         VALERO ENERGY CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OR SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND OF THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT- ________Custodian _______
TEN ENT - as tenants by the                            (Cust)           (Minor)
          entireties                               under Uniform Gifts to Minors
JT TEN  - as joint tenants with                    Act _________________________
          right of survivorship                               (State)
          and not as tenants
          in common

    Additional abbreviations may also be used though not in the above list.

For value received, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
|                                     |
|                                     |
________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________  Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                                            ___________________________________
                                            SIGNATURE GUARANTEE:



                                            The signature(s) must be guaranteed
                                            by an eligible guarantor institution
                                            (Banks, Brokers, Savings and Loan
                                            Associations, and Credit Unions with
                                            membership in an approved signature
                                            guarantee Medallion Program),
                                            pursuant to S.E.C. rule 17Ad-15.



This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Valero Energy Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Valero Energy Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.